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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 17, 1996



                           AT&T Universal Funding Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                                  33-93806                       59-3325080
 ---------------------------------------------      ------------------------         --------------------
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)             (IRS Employer
                                                                                     Identification Number)
      5201 Amelia Earhart Drive, Suite 1001
              Salt Lake City, Utah                                                   84116
     ---------------------------------------                                      ----------
     (Address of Principal Executive Office)                                      (Zip Code)



       Registrant's telephone number, including area code: (801) 578-0619



                                         N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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                 INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. On September 17, 1996 the AT&T Universal Card Master Trust issued its Class A Series 1996-3 Floating Rate Asset Backed Certificates and its Class B Series 1996-3 Floating Rate Asset Backed Certificates.

Item 6.          Not Applicable.

Item 7.          Exhibits.

         The following item is filed as an Exhibit to this Report under
Exhibit 4.1:

   Exhibit 4.1 Series 1996-3 Supplement to the Pooling and Servicing Agreement, dated as of September 17, 1996.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AT&T UNIVERSAL FUNDING CORP.


Date: September 17, 1996                By:  /s/  Robert A. Miller
                                           --------------------------
                                           Name:  Robert A. Miller
                                           Title: Assistant Treasurer





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                                 EXHIBIT INDEX


Exhibit                           Description                                                                  Page
-------                           -----------                                                                  ----
4.1              Series 1996-3 Supplement to the Pooling and
                 Servicing Agreement, dated as of
                 September 17, 1996.                                                                            5





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